UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2012 (December 28, 2011)

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction

of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148
(Address of Principal Executive Offices)	(Zip Code)

(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This report relates to transactions and events, including but not limited to the completion of the merger (the “Merger”) of Parkvale Financial Corporation (“Parkvale”) with and into F.N.B. Corporation (“FNB”), which were previously reported in the Current Reports on Form 8-K of FNB filed with the Securities and Exchange Commission on December 28, 2011 and January 4, 2012, which disclosure is hereby incorporated by reference. The Merger became effective as of 12:01 a.m. Eastern Time on January 1, 2012.

Item 3.02	Unregistered Sales of Equity Securities.

Repayment by FNB of Parkvale TARP Obligations to U.S. Treasury

As previously reported, in conjunction with the Merger, FNB fully repaid the $31.8 million of obligations incurred by Parkvale under the Capital Purchase Program of the U.S. Department of the Treasury (the “Treasury”). As the Merger became effective on a non-business day, the closing for FNB’s repayment of Parkvale’s obligations to the Treasury was held on January 3, 2012, the first business day thereafter.

The Agreement and Plan of Merger, dated as of June 15, 2011, between FNB and Parkvale (the “Merger Agreement”) provides, among other things, that unless earlier purchased by FNB or redeemed by Parkvale, each outstanding share of the Fixed Rate, Cumulative Perpetual Preferred Stock, Series A of Parkvale (the “Parkvale Preferred Stock”) issued to the Treasury is to convert into the right to receive one share of FNB preferred stock with rights, preferences, privileges and voting powers and limitations and restrictions that are not materially less favorable as a whole than those of the Parkvale Preferred Stock. The Merger Agreement also provides that the warrant issued by Parkvale to the Treasury (the “Parkvale Warrant”) in connection with the issuance of the Parkvale Preferred Stock will convert into a warrant to purchase shares of FNB common stock, par value $0.01 (the “FNB Common Stock”), on substantially the same terms, subject to adjustments to the exercise price and number of shares underlying the warrant to give effect to the exchange ratio set forth in the Merger Agreement.

Accordingly, upon effectiveness of the Merger on January 1, 2012, the 31,762 outstanding shares of the Parkvale Preferred Stock and the Parkvale Warrant were converted, respectively, into (i) the right to receive 31,762 shares of FNB’s Fixed Rate Cumulative Perpetual Preferred Stock, Series D (the “FNB Preferred Stock”) and (ii) a seven-year warrant (the “FNB Warrant”) to purchase up to 819,640 shares of FNB Common Stock at an initial exercise price of $5.813 per share, subject to certain anti-dilution and other adjustments. The foregoing transaction was a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933. On the first business day following the effectiveness of the Merger, FNB delivered the amount of $31.8 million (plus accrued but unpaid dividends on the Parkvale Preferred Stock) to the Treasury in exchange for all of the shares of Parkvale Preferred Stock previously issued to the Treasury which had, as a result of the Merger, converted into the right to receive FNB Preferred Stock.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Description of FNB Warrant

The FNB Warrant is immediately exercisable. The FNB Warrant provides for the adjustment of the exercise price and the number of shares of FNB Common Stock issuable upon exercise pursuant to customary anti-dilution provisions, such as upon stock splits or distributions of securities or other assets to holders of FNB Common Stock, and upon certain issuances of FNB Common Stock at or below a specified price relative to the then-current market price of FNB Common Stock. The Warrant expires on December 23, 2018. The Warrant is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth below under “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year,” including Exhibit 3.1 thereto, is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon consummation of the Merger, the previously disclosed election of Robert J. McCarthy, the former Vice Chairman, President and Chief Executive Officer of Parkvale, to the board of directors of FNB became effective.

Separately, in connection with the Merger, on December 29, 2011, FNB entered into an agreement with Mr. McCarthy providing that in the event any distributions made to Mr. McCarthy upon termination and liquidation of the Parkvale Financial Corporation Amended and Restated Supplemental Executive Benefit Plan and the Parkvale Savings Bank Amended and Restated Executive Deferred Compensation Plan are subject to the 20% additional tax and/or interest or other penalties (the “Additional Tax”) imposed by section 409A of the Internal Revenue Code of 1986, as amended, by reason of the payment of such distributions in 2011, FNB is to pay Mr. McCarthy a lump sum, so that after payment of all federal income and employment taxes imposed, Mr. McCarthy retains an amount equal to the Additional Tax.

A copy of the agreement is included as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger and the repayment by FNB of Parkvale’s obligations under the Treasury’s Capital Purchase Program, on December 28, 2011, FNB filed an Amendment to its Articles of Incorporation (the “Amendment”) with the State of Florida to establish the terms of the aforementioned FNB Preferred Stock. The Amendment became effective upon filing. The Amendment authorized the issuance of up to 32,000 shares of FNB Preferred Stock. The FNB Preferred Stock had substantially the same rights, preferences, privileges and voting powers and limitations and restrictions as the Parkvale Preferred Stock. No shares of FNB Preferred Stock are outstanding.

A copy of the Amendment is included as Exhibit 3.1 to this Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger between F.N.B. Corporation and Parkvale Financial Corporation, dated as of June 15, 2011 (attached as Exhibit 2.1 to FNB’s Current Report on Form 8-K/A filed on June 16, 2011 and incorporated herein by reference).

3.1	Amendment to Articles of Incorporation, dated as of December 28, 2011.

4.1	Warrant to purchase up to 819,640.21 shares of Common Stock, dated January 1, 2012.

10.1	Tax Indemnification Agreement, dated as of December 29, 2011, entered into by F.N.B. Corporation and Robert J. McCarthy, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie, Chief Legal Officer

Date: January 4, 2011

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger between F.N.B. Corporation and Parkvale Financial Corporation, dated as of June 15, 2011 (attached as Exhibit 2.1 to FNB’s Current Report on Form 8-K/A filed on June 16, 2011 and incorporated herein by reference).

3.1	Amendment to Articles of Incorporation, dated as of December 28, 2011.

4.1	Warrant to purchase up to 819,640.21 shares of Common Stock, dated January 1, 2012.

10.1	Tax Indemnification Agreement, dated as of December 29, 2011, entered into by F.N.B. Corporation and Robert J. McCarthy, Jr.